UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 18, 2003

GBC BANCORP

(Exact name of registrant as specified in its charter)

California	0-16213	95-3586596
(State or other Jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

800 West 6th Street, Los Angeles,	California 90017

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 213/972-4172

(Former name or former address, if changed since last report.

Item 5. Other Events

On September 18, 2003, Cathay Bancorp, Inc. and GBC Bancorp jointly issued a press release announcing the approval from their respective shareholders for their pending merger and the status of the required regulatory approvals. They also announced the approval of Cathay Bancorp's shareholders of other enabling amendments and GBC Bancorp updated the status of the number of its outstanding shares and its estimated number of shares immediately prior to closing. A copy of the joint press release is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)Exhibits

99.1 Press Release dated September 18, 2003

CATHAY BANCORP, INC. AND GBC BANCORP

STOCKHOLDERS APPROVE MERGER AGREEMENT

LOS ANGELES, September 18/PRNewswire-FirstCall/ -- Cathay Bancorp, Inc. (Nasdaq: CATY) and GBC Bancorp (Nasdaq: GBCB) announced today that they received approval from their respective stockholders for their pending merger. At separate special meetings held on September 17, 2003, Cathay Bancorp, Inc.'s stockholders and GBC Bancorp's shareholders adopted and approved the Agreement and Plan of Merger, dated as of May 6, 2003, pursuant to which, among other things, GBC Bancorp would be merged into Cathay Bancorp, Inc., General Bank would be merged into Cathay Bank, and Cathay Bancorp, Inc.'s name would be changed to Cathay General Bancorp upon completion of the merger.

In addition, Cathay Bancorp, Inc.'s stockholders approved an amendment to Cathay Bancorp, Inc.'s certificate of incorporation to increase the number of authorized shares of its common stock from 25,000,000 to 100,000,000 and an amendment to its equity incentive plan to increase the number of shares of common stock reserved for issuance under the plan from 2,150,000 to 3,500,000.

Cathay Bancorp, Inc. and GBC Bancorp are working to complete the pending merger as promptly as possible. Completion of the merger is subject to obtaining regulatory approvals and the fulfillment or waiver of other conditions set forth in the merger agreement. Cathay Bancorp, Inc. has received regulatory approval from the California Commissioner of Financial Institutions and the Federal Reserve Board while the application before the Federal Deposit Insurance Corporation ("FDIC") remains pending. Depending on the expected date of the FDIC approval, the parties may extend the cash/stock election deadline currently set for September 23, 2003. If the election deadline is extended, Cathay Bancorp, Inc. and GBC Bancorp will announce the extension and the new election deadline by means of a press release.

On September 17, 2003, Cathay Bancorp, Inc. also completed the issuance of an additional $20 million of trust preferred securities which qualify as Tier 1 capital under current regulatory guidelines.

As of September 17, 2003, GBC Bancorp had 11,728,863 shares of its common stock outstanding, including 79,001 shares held in a rabbi trust. It is anticipated, however, that there will be approximately 12,013,527 shares outstanding immediately prior to the merger because of anticipated option exercises and stock bonus grants, among other things. Based on information available as of September 17, 2003, GBC Bancorp expects to issue 271,364 shares upon stock option exercises and 13,300 shares as stock bonuses. In arriving at the projected total, GBC Bancorp has assumed a $40.00 closing share price of GBC Bancorp common stock on the day immediately prior to the merger and made other assumptions described in the joint proxy statement/prospectus dated July 31, 2003. Since the number of options exercised (including options exercised pursuant to the cashless exercise method) depends, among other things, on the price of GBC Bancorp common stock immediately prior to the closing, there can be no assurance that the number of outstanding shares of GBC common stock immediately prior to the closing will equal the number estimated in this press release. The final outstanding number of shares may be higher or lower than the projected number.

* * *

ABOUT CATHAY BANCORP, INC. AND GBC BANCORP

Cathay Bancorp, Inc. is the one-bank holding company for Cathay Bank, a California state-chartered bank. Founded in 1962, Cathay Bank offers a wide range of financial services. Cathay Bank currently operates 12 branches in Southern California, eight branches in Northern California, three branches in New York State, one in Houston, Texas, and representative offices in Hong Kong and Shanghai, China. In addition, Cathay Bank's subsidiary, Cathay Investment Company, maintains an office in Taipei. Cathay Bank's website is found at http://www.cathaybank.com.

GBC Bancorp is the one-bank holding company for General Bank, a California state-chartered bank that commenced operations in March 1980. General Bank serves individuals and small to medium-sized businesses through 18 branch offices located in the greater Los Angeles, San Diego, and Silicon Valley areas of California, a branch office in the state of Washington and two branches in Massachusetts. In addition, the Bank's subsidiary, GBC Investment & Consulting Company, Inc., maintains an office in Taipei. GBC Bancorp's website is found at http://www.generalbank.com.

FORWARD-LOOKING STATEMENTS AND OTHER NOTICES

Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, such words as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue," or the negative of such terms and other comparable terminology or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements, of both companies to be materially different from any future results, performance, or achievements, expressed or implied by such forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, factors discussed from time to time in reports filed by Cathay Bancorp, Inc. and GBC Bancorp with the Securities and Exchange Commission (the "SEC"). The forward-looking statements contained in this press release are made as of the date hereof and Cathay Bancorp, Inc. and GBC Bancorp do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

In connection with the proposed merger of Cathay Bancorp, Inc. with GBC Bancorp, Cathay Bancorp, Inc. has filed a Registration Statement on Form S-4 with the SEC (which has been declared effective) and will file certain other materials with the SEC from time to time. Because those documents will contain important information, you are urged to read them when they become available. When filed with the SEC, they will be available for free on the SEC's website at http://www.sec.gov.

Cathay Bancorp, Inc.'s and GBC Bancorp's filings with the SEC are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. In addition, requests for documents relating to Cathay Bancorp, Inc. should be directed to Cathay Bancorp, Inc., 777 North Broadway, Los Angeles, CA 90012, Attention: Investor Relations (213) 625-4749. Requests for documents relating to GBC Bancorp should be directed to GBC Bancorp, 800 West Sixth Street, 15th Floor, Los Angeles, CA 90017, Attention: Investor Relations (213) 972-4293.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2003

                                                                            GBC BANCORP

                                                                            By: /s/ Peter Lowe

                                                                                   Peter Lowe

                                                                                    E.V.P & C.F.O.